                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A

                                AMENDMENT NO. 3

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 30, 1996
                                                        ----------------

                               AgriBioTech, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)

            Nevada                      0-19352                  85-0325742
      ----------------             -----------------        --------------------
 (State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

        120 Corporate Park Drive, Henderson, Nevada              89014
       -----------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

                                (702) 566-2440
              --------------------------------------------------
              Registrant's telephone number, including area code

EXPLANATORY NOTE

        This Amendment on Form 8-K/A is submitted to correct certain clerical errors in previously filed information and to clarify certain disclosures. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.

                           AGRIBIOTECH, INC. (ABT),
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS), CLARK SEEDS,INC. (CSI),
                    BEACHLEY-HARDY SEED COMPANY (B-H), and
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                             (COLLECTIVELY W-L/G)

                   Pro Forma Combined Summary of Operations
                                  (Unaudited)

        The following pro forma combined summary of operations combines the results of operations of ABT, ATSS, CSI, B-H, and W-L/G for the year ended June 30, 1996 and for the three-month period ended September 30, 1996. The business of these entities is subject to wide seasonal fluctuations and, therefore, the results of operations for periods less than twelve months may not be indicative of annual results. The pro forma combined summary of operations should be read in conjunction with the historical statements. A pro forma combined balance sheet is not presented because the acquisitions are reflected in ABT's consolidated balance sheet as of September 30, 1996 filed in ABT's September 30, 1996 Form 10-QSB.

                            AGRIBIOTECH, INC (ABT),
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS), CLARK SEEDS, INC. (CSI),
                    BEACHLEY-HARDY SEED COMPANY (B-H), and
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                             (COLLECTIVELY W-L/G)
                   Pro Forma Combined Summary of Operations
                                  (Unaudited)

                           Year ended June 30, 1996

                                                                                                                       Pro Forma
                                             ABT (A)      ATSS (A)   CSI (A)    B-H (A)     W-L/G (A)  Adjustments     combined
                                           -----------   ---------   -------   ---------    ---------  -----------    ----------
Revenues                                   $25,961,541     250,280   497,338   2,847,920   21,730,598          --     51,287,677
Cost of sales                               19,235,670     113,202   103,077   2,632,721   17,054,073          --     39,138,743
                                           -----------     -------   -------  ----------   ----------  ----------     ----------
   Gross profit                              6,725,871     137,078   394,261     215,199    4,676,525          --     12,148,934

Operating expenses                           9,636,863     112,781   280,634   2,042,304    6,771,376  (1,551,300)(C) 17,292,658
                                           -----------     -------   -------  ----------   ----------  ----------     ----------
    Income (loss) from operations           (2,910,992)     24,297   113,627  (1,827,105)  (2,094,851)  1,551,300     (5,143,724)

Other income (expense)                        (413,140)     (7,794)  (18,292)   (151,446)    (532,319)   (913,106)(D) (2,036,097)
                                           -----------     -------   -------  ----------   ----------  ----------     ----------

    Net earnings (loss)                     (3,324,132)     16,503    95,335  (1,978,551)  (2,627,170)    638,194     (7,179,821)
                                                           =======   =======  ==========   ==========  ==========

Discount and imputed dividends
   on preferred stock                        2,317,625                                                                 2,317,625
                                           -----------                                                                ----------
   Net <loss>
    attributable to
    common stock                           $<5,641,757>                                                               <9,497,446>
                                           ===========                                                                ==========

   Shares of common stock used
     in computing <loss> per
     common share:
       Basic                                 7,458,594                                                    297,827 (E)  7,756,421
       Diluted                               7,458,594                                                    297,827 (E)  7,756,421
                                           ===========                                                 ==========      =========
   Net <loss> per common share:
       Basic                               $     <0.76>                                                                    <1.22>
       Diluted                                   <0.76>                                                                    <1.22>
                                           ===========                                                                 =========

                           AGRIBIOTECH, INC. (ABT),
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS), CLARK SEEDS, INC. (CSI),
                    BEACHLEY-HARDY SEED COMPANY (B-H), and
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                             (COLLECTIVELY W-L/G)
                   Pro Forma Combined Summary of Operations
                                  (Unaudited)

                  Three-month period ended September 30, 1996



                                                                                       Pro Forma
                                           ABT(B)       W-L/G(B)     Adjustments       combined
                                        -----------    -----------   -----------      ----------
Revenues                                $ 7,653,171    2,671,772             --       10,324,943
Cost of sales                             5,612,580    1,816,236             --        7,428,816
                                        -----------   ----------     -----------      ----------
  Gross profit                            2,040,591      855,536             --        2,896,127

Operating expenses                        3,299,390    1,014,557       (241,200)(E)    4,072,747
                                        -----------   ----------     ----------       ----------
    Income (loss) from operations        (1,258,799)    (159,021)       241,200       (1,176,620)

Other income (expense)                      (35,872)      57,075       (164,918)(D)     (143,715)
                                        -----------   ----------     ----------       ----------
    Net earnings (loss)                  (1,294,671)    (101,946)        76,282       (1,320,335)
                                                      ==========     ==========
Discount and imputed dividends
   on preferred stock                       706,850                                      706,850
                                        -----------                                   ----------
   Net <loss>
    attributable to
    common stock                        $<2,001,521>                                  <2,027,185>
                                        ===========                                   ==========

   Shares of common stock used
     in computing <loss> per
     common share:
       Basic                              9,105,682                                   9,105,682
       Diluted                            9,105,682                                   9,105,682
                                        ===========                                   =========
   Net <loss> per common share:
       Basic                            $     <0.22>                                      <0.22>
       Diluted                                <0.22>                                      <0.22>
                                        ===========                                   =========

                            AGRIBIOTECH, INC. (ABT),
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS), CLARK SEEDS, INC. (CSI),
                    BEACHLEY-HARDY SEED COMPANY (B-H), and
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                             (COLLECTIVELY W-L/G)

               NOTES TO PRO FORMA COMBINED SUMMARY OF OPERATIONS

(A) The year ended June 30, 1996 for ABT includes the operations of ATSS and CSI for the period from October 1, 1995 through June 30, 1996, and the operations of B-H for the period from February 1, 1996 through June 30, 1996. The amounts under the ATSS and CSI columns are for the three-month period ended August 31, 1995. The amounts under the B-H column are for the seven month period ended January 31, 1996. The amounts under the W-L/G column are for the twelve-month period ended June 30, 1996.

(B) The three-month period ended September 30, 1996 for ABT includes the operations of ATSS, CSI and B-H for the entire period and the operations of W-L/G for the period from September 1, 1996 through September 30, 1996. The amounts under the W-L/G column are for the two month period ended August 31, 1996.

(C) To reflect depreciation of property, plant and equipment and amortization of intangible assets based on market value adjustment in connection with applying purchase accounting.

(D) To reflect reduction of interest income earned and additional interest expense for the cash purchase price of the acquisitions.

(E) To reflect shares of ABT common stock issued in connection with the acquisitions as if they had been outstanding for the entire period.

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                         Combined Financial Statements

                          September 30, 1995 and 1994

                  (With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT



The Board of Directors
Germain's, Inc. and W-L Research, Inc.:

We have audited the accompanying combined balance sheets of Germain's, Inc. and W-L Research, Inc. (subsidiaries of Berisford International, plc) as of September 30, 1995 and 1994, and the related combined statements of operations and accumulated deficit, and cash flows for the years then ended. These combined financial statements are the responsibility of Germain's, Inc. and W-L Research, Inc.'s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted out audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Germain's, Inc. and W-L Research, Inc. (subsidiaries of Berisford International, plc) as of September 30, 1995 and 1994, and the results of their combined operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


                                      KPMG Peat Marwick LLP


December 6, 1996

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                            Combined Balance Sheets

                          September 30, 1995 and 1994

                                                                     1995          1994
                                                                     ----          ----
                           Assets
                           ------
Current assets:
  Cash                                                           $   572,575     1,066,483
  Trade accounts receivable, less allowance for doubtful
    receivables of $593,697 in 1995 and $142,157 in 1994           2,063,865     2,517,990
  Inventories                                                     18,251,950    13,986,197
  Prepaid expenses and other current assets                          116,540       252,176
                                                                 -----------   -----------
      Total current assets                                        21,004,930    17,822,846

Property, plant and equipment, at cost, net (note 2)               1,968,789     2,305,083

Intangible assets, net of accumulated amortization of
  $9,593,181 in 1995 and $8,203,404 in 1994                        3,020,590     4,411,660

Investment in associated entity                                      746,167       626,576

Other assets, at cost                                              1,265,424     1,040,312
                                                                 -----------   -----------

                                                                 $28,005,900    26,206,477
                                                                 ===========    ==========
           Liabilities and Stockholder's Equity
           ------------------------------------
Current liabilities:
  Accounts payable                                               $ 7,287,398     1,257,412
  Accrued expenses and other liabilities                           4,259,775     4,283,186
  Current installations of capital lease obligations (note 3)        167,000       167,000
  Intercompany payables                                           15,447,979    16,962,160
                                                                 -----------   -----------
      Total current liabilities                                   27,162,152    22,669,758

Long-term capital lease obligations, excluding current
  installments (note 3)                                              234,436       188,269
                                                                 -----------   -----------
      Total liabilities                                           27,396,588    22,858,027
                                                                 -----------   -----------
Stockholder's equity:
  Common stock                                                         6,117         6,117
  Additional paid-in capital                                      30,773,622    30,773,622
  Accumulated (deficit)                                          (30,170,427)  (27,431,289)
                                                                 -----------   -----------
      Total stockholder's equity                                     609,312     3,348,450

Commitments, contingencies and subsequent event
  (notes 3, 5, 6 and 7)
                                                                 -----------   -----------
                                                                 $28,005,900    26,206,477
                                                                 ===========   ===========

See accompanying notes to combined financial statements.

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

           Combined Statements of Operations and Accumulated Deficit

                For the years ended September 30, 1995 and 1994


                                                     1995             1994
                                                 ------------      -----------
Net sales                                        $ 22,213,361       21,843,185
Cost of sales                                     (16,094,969)     (16,111,060)
                                                 ------------      -----------
    Gross profit                                    6,118,392        5,732,125

Operating expenses                                 (8,048,862)      (9,576,873)
                                                 ------------      -----------
    Income (loss) from operations                  (1,930,470)      (3,844,748)
                                                 ------------      -----------

Other income (expense):
  Interest income                                      92,529           94,435
  Interest expense                                 (1,067,042)        (992,831)
  Equity in earnings of associated entity             119,591          119,253
  Other                                                46,254         (361,275)
                                                 ------------      -----------
    Total other income (expense)                     (808,668)      (1,140,418)
                                                 ------------      -----------
    Net (loss)                                     (2,739,138)      (4,985,166)

Accumulated (deficit) at beginning of period      (27,431,289)     (22,446,123)
                                                 ------------      -----------
Accumulated (deficit) at end of period           $(30,170,427)     (27,431,289)
                                                 ============      ===========

See accompanying notes to combined financial statements.

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                       Combined Statements of Cash Flows

                For the years ended September 30, 1995 and 1994

                                                          1995         1994
                                                       -----------   ----------
Cash flows from operating activities:
  Net (loss)                                           $(2,739,138)  (4,985,166)
                                                       -----------   ----------
  Adjustments to reconcile net (loss) to net cash
   provided by operating activities:
    Depreciation and amortization                        1,843,119    1,966,660
    (Gain) loss on sale of equipment                       144,724      107,746
    Write-down of property plant and equipment               -          450,000
    Equity in earnings of associated entity               (119,591)    (119,253)
    Changes in assets and liabilities:
      Trade accounts receivable                            454,125      707,829
      Inventories                                       (4,265,753)   1,606,038
      Prepaid expenses and other assets                    106,124      (96,376)
      Accounts payable                                   6,029,986       66,325
      Intercompany payables                             (1,514,181)    (599,919)
      Accrued expenses and other liabilities               (23,411)   1,045,253
                                                       -----------   ----------
        Total adjustments                                2,655,142    5,134,303
                                                       -----------   ----------
        Net cash provided by operating activities          (83,996)     149,137
                                                       -----------   ----------

Cash flows from investing activities:
  Additions to property, plant and equipment              (260,479)    (180,361)
  Proceeds from sale of equipment                            -           72,848
                                                       -----------   ----------
        Net cash used in investing activities             (260,479)    (107,513)
                                                       -----------   ----------

Cash flows from financing activities:
  Additions to notes receivable                           (195,600)       -
  Additions to capital leases                              231,409      108,800
  Repayments of capital leases                            (185,242)    (198,525)
                                                       -----------   ----------
        Net cash used in financing activities             (149,433)     (89,725)
                                                       -----------   ----------

Net increase (decrease) in cash                           (493,908)     (48,101)

Cash at end of period                                    1,066,483    1,114,584
                                                       -----------   ----------

Cash at end of period                                  $   572,575    1,066,483
                                                       ===========   ==========

Supplemental cash flow information - interest paid     $     -            -
                                                       ===========   ==========

See accompanying notes to combined financial statements.

                              GERMAIN'S INC. AND
                              W-L RESEARCH, INC.

                    Notes to Combined Financial Statements

                          September 30, 1995 and 1994


(1) Summary of Significant Accounting Policies
    ------------------------------------------

    (a) Business
        --------

        The combined financial statements include the activities of Germain's, Inc. (Germain's) and W-L Research, Inc. (W-L) collectively referred to as "the Companies." All significant intercompany balances and transactions have been eliminated in combination. The Companies are both wholly owned subsidiaries of Berisford Holdings, Inc. which is in turn a wholly owned subsidiary of Berisford International, plc, of London, England. Intercompany interest expense from Berisford of $1,012,150 and $930,524 for the years ended September 30, 1995 and 1994, respectively, is recorded in the combined statement of operations. No other intercompany fees were charged by Berisford.

        Germain's, founded in 1871 in California, focuses on the sale of alfalfa seed, hybrid seed corn, turf seed and other seed and nonseed products to dealers, distributors and large growers under the "Germain's" and "El Camino" brand names.

        W-L is a proprietary alfalfa seed breeding, production and marketing company that was founded in California in 1958. W-L sells or licenses proprietary varieties of dormant, semi-dormant and nondormant alfalfa, on a worldwide basis, through franchised distributors and private label customers. Germain's is W-L's largest franchised distributor. The Companies share administrative headquarters in Fresno, California. Research and customer service headquarters for W-L are located in Evansville, Wisconsin. W-L also maintains four alfalfa breeding and testing stations in the United States with facilities located in Wisconsin, California, Washington and Pennsylvania.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (b) Inventories
        -----------

        Inventories, primarily consisting of seed products and supplies, are valued at the lower of actual cost or market.

    (c) Depreciation and Amortization
        -----------------------------

        Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets ranging between 3 to 40 years using the straight-line method.

                              GERMAIN'S INC. AND
                              W-L RESEARCH, INC.

                    Notes to Combined Financial Statements

(d) Intangible Assets
    -----------------

        The intangible assets primarily consist of genetic breeding bases for various proprietary plant varieties. The genetic breeding bases, with an original allocated cost of $12,500,000 are amortized over their expected life of nine years using the straight-line method.

(e) Investment in Associated Entity
    -------------------------------

        The investment in associated entity represents a 50 percent ownership interest in SeedBiotics, a joint venture, which was incorporated into a limited liability corporation effective January 1, 1996. SeedBiotics is in the business of coating and treating seed and is located in Caldwell, Idaho. The investment in SeedBiotics is recorded using the equity method of accounting.

(f) Income Taxes
    ------------

        Income taxes are accounted for under Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

        The Companies are included in the consolidated tax return of Berisford Holdings, Inc. Income tax expense or benefit applicable to the Companies has been computed on a stand-alone basis.

(g) Common Stock
    ------------

        Germains is authorized to issue 1,000 shares of $0.01 par value common stock. As of September 30, 1995 and 1994, 1,000 shares are outstanding. W-L is authorized to issue 500,000 shares of $1 par value common stock. As of September 30, 1995 and 1994, 6,107 shares are outstanding.

(h) Revenue Recognition
    -------------------

        The Companies recognized revenue on sales of their products when the products are shipped from the warehouse, reduced by a reserve for estimated returns. Additionally, the Companies consign out inventory to certain distributors. Accordingly, sales to these distributors and related gross profits are recorded when products are resold by the distributors.

        The Companies had foreign sales of $5,852,525 and $4,683,232 in 1995 and 1994, respectively.

                              GERMAIN'S INC. AND
                              W-L RESEARCH, INC.

                    Notes to Combined Financial Statements

      (i)  Research and Development Costs
           ------------------------------

           Research and development costs are expensed as incurred. Research and development expense for the years ended September 30, 1995 and 1994 was $1,003,322 and $1,277,538, respectively.

(2)  Property, Plant and Equipment
     -----------------------------

     A summary of property, plant and equipment is as follows:

                                                           September 30
                                                     -----------------------
                                                         1995         1994
                                                         ----         ----
                        Land and land improvements   $   604,591 $   604,595
                        Buildings                      2,117,570   2,175,271
                        Equipment                      2,409,151   2,785,239
                                                     ----------- -----------
                                                       5,131,312   5,565,105

                        Accumulated depreciation      (3,162,523) (3,260,022)
                                                     ----------- -----------

                                                     $ 1,968,789 $ 2,305,083
                                                     =========== ===========

(3)  Leases
     ------

     The Companies have noncancelable capital leases for equipment that expire at various dates through 2000. Future minimum lease payments under capital leases at September 30, 1995 are as follows:

                                                          Capital
                                                          leases
                                                          -------
                  1996                                    $209,000
                  1997                                     148,000
                  1998                                      80,000
                  1999                                      19,000
                  2000                                        --
                                                          --------
                          Total minimum lease payments     456,000
                  Less amount representing interest
                    (at rates ranging from 8.5% to 11.5%)   54,564
                                                          --------
                  Present value of net minimum capital
                     lease payments                        401,436
                  Less current installments of
                     capital lease obligations             167,000
                                                          --------
                  Obligations under capital leases,
                     excluding current installments       $234,436
                                                          ========

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                    Notes to Combined Financial Statements


(4)   Income Taxes
      ------------

      The Companies, if treated on a stand alone basis, have incurred losses for income tax purposes. Utilization of these losses as carryforwards to offset future taxable income is dependent on the Companies having taxable income. The net operating losses will expire, if unable to be utilized, as follows:

                           Year                    Amount
                           ----                 -----------
                        2002-2008               $20,470,000
                           2009                   5,200,000
                           2010                   1,630,000
                                                ===========

      The components of deferred tax assets (liabilities) are as follows:

                                                    September 30,
                                                    -------------
                                                 1995           1994
                                                 ----           ----
      Net operating loss carryforward      $  9,289,000     $ 8,734,000
      Allowance for doubtful receivables        239,000          81,000
      Inventory reserves                        330,000         187,000
      Pension liability                         400,000         326,000
                                           ------------     -----------
                                             10,258,000       9,328,000
         Less valuation allowance           (10,258,000)     (9,328,000)
                                           ------------     -----------
      Net deferred tax assets              $      -               -
                                           ============     ===========

      The tax benefit of the net operating loss carryforward has been fully offset by a valuation allowance since the Companies cannot currently conclude that it is more likely than not that the benefit will be realized.

(5)   Benefit Plans
      -------------

      The Companies had a Supplemental Retirement Plan, which was frozen in 1988. The Supplemental Retirement Plan was a defined benefit plan which covered certain executives of the Companies. The projected benefit obligation as of September 30, 1995 and 1994, which is included in accrued expenses, is $801,251 and $758,488, respectively. The Companies have recorded pension expense for the years ended September 30, 1995 and 1994 of $88,127 and $87,376, respectively.

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                    Notes to Combined Financial Statements


     The Companies participate in a noncontributory defined benefit plan for certain subsidiaries of Berisford Holdings that covers substantially all employees, not covered by collective bargaining agreements. The plan provides for retirement, death and disability benefits. Plan benefits vest 100 percent after an employee completes 5 years of service. Plan benefits were frozen effective September 30, 1995, thus limiting participation solely to those employees who had entered the plan as participants prior to September 30, 1995. The Companies have recorded pension expense for the years ended September 30, 1995 and 1994 of $79,002 and $69,684 respectively. The actuarial present value of accumulated plan benefits was $1,462,768 as of December 31, 1995. The net assets available for plan benefits was $1,095,522 as of December 31, 1995.

     The Companies participate in a defined contribution plan which covers substantially all employees who have completed one year of employment. The Companies will match 50 percent of the participant's contribution for the first 5 percent of the participant's salary. Participants do not vest in the Companies' contribution until after five years, at which time they become 100 percent vested. The Companies made contributions of $124,462 and $122,956 for the years ended September 30, 1995 and 1994, respectively.

(6)  Commitments and Contingencies
     -----------------------------

     The Companies contract with growers to produce seed which the Companies are obligated to purchase upon delivery by the growers. These contracts are typically for one to three growing seasons.

     In the normal course of business, the Companies have been named as defendant in certain lawsuits. Management believes that the final outcome of the lawsuits will not have a material adverse effect on the accompanying combined financial statements.

(7)  Subsequent Event
     ----------------

     In November 1995, Germain's sold assets pertaining to its cotton seed operations. The sales price was approximately $1,800,000 and Germain's recorded approximately a $500,000 gain on the sale.

     AgriBio Tech, Inc. (ABT) purchased substantially all of the assets of the Companies effective September 1, 1996. The transaction also included the acquisition by ABT of the 50 percent ownership interest in SeedBiotics. The transaction was recorded by ABT using the purchase method of accounting. The net purchase price (paid in cash) of $15,997,034 included operating assets and liabilities, and trademark rights and proprietary rights to certain crop varieties, as well as the genetic breeding base for the development of additional varieties.

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                            Combined Balance Sheet

                                 June 30, 1996

                                  (Unaudited)


                                    ASSETS

Current assets:
 Cash                                                              $  1,231,219
 Trade accounts receivable, less allowance for doubtful
  receivables                                                         2,570,684
 Inventories                                                          9,513,064
 Prepaid expenses and other current assets                               40,067
                                                                   ------------
    Total current assets                                             13,355,034

Property, plant and equipment, at cost, net                           1,822,147

Intangible assets, net of accumulated amortization                    2,095,494

Investment in associated entity                                         611,614

Other assets, at cost                                                 1,819,425
                                                                   ------------
                                                                   $ 19,703,714
                                                                   ============

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
 Accounts payable                                                  $    143,204
 Accrued expenses and other liabilities                               1,964,788
 Current installments of capital lease obligations                      209,000
 Intercompany payables                                               17,049,007
                                                                   ------------
    Total current liabilities                                        19,365,999

Long-term capital lease obligations, excluding current
 installments                                                           172,647
                                                                   ------------
    Total liabilities                                                19,538,646
                                                                   ------------

Stockholder's equity:
  Common stock                                                            6,117
  Additional paid-in capital                                         30,773,622
  Accumulated (deficit)                                             (30,614,671)
                                                                   ------------
    Total stockholder's equity                                          165,068
                                                                   ------------
                                                                   $ 19,703,714
                                                                   ============

See accompanying notes to combined financial statements.

                              GERMAIN'S INC. AND
                              W-L RESEARCH, INC.

           Combined Statements of Operations and Accumulated Deficit

            For the nine-month periods ended June 30, 1996 and 1995

                                  (Unaudited)

                                                      1996             1995
                                                      ----             ----
Net sales                                         $ 18,876,937      21,397,170
Cost of sales                                      (14,154,332)    (15,848,301)
                                                  ------------     -----------
    Gross profit                                     4,722,605       5,548,869

Operating expenses                                   4,896,040     (6,111,512)
                                                  ------------     -----------
    Income (loss) from operations                     (173,435)      (562,643)
                                                  ------------     -----------

Other income (expense):
 Interest income                                        58,016          77,156
 Interest expense                                     (628,340)       (868,692)
 Other                                                 299,515         168,583
                                                  ------------     -----------
    Total other income (expense)                      (270,809)       (622,953)
                                                  ------------     -----------
    Net (loss)                                        (444,244)     (1,185,596)

Accumulated (deficit) at beginning of period       (30,170,427)    (27,431,289)
                                                  ------------     -----------

Accumulated (deficit) at end of period            $(30,614,671)    (28,616,885)
                                                  ============     ===========

See accompanying notes to combined financial statements.

                              GERMAIN'S INC. AND
                              W-L RESEARCH, INC.

                       Combined Statements of Cash Flows

            For the nine-month periods ended June 30, 1996 and 1995

                                  (Unaudited)

                                                                             1996           1995
                                                                             ----           ----
Cash flows from operating activities:
  Net (loss)                                                             $  (444,244)   (1,185,596)
  Adjustments to reconcile net (loss) to net cash provided
    by operating activities:
      Depreciation and amortization                                        1,214,478     1,216,936
      Loss on sale of equipment                                               30,676        34,046
      Changes in assets and liabilities:
        Trade accounts receivable                                           (506,819)   (1,846,640)
        Inventories                                                        8,738,886     3,130,966
        Prepaid expenses and other assets                                    219,775      (200,967)
        Accounts payable                                                  (7,144,194)     (498,609)
        Intercompany payables                                              1,762,672     1,736,284
        Accrued expenses and other liabilities                            (2,294,987)   (1,670,220)
        Other                                                               (724,394)       27,134
                                                                         -----------    ----------
          Total adjustments                                                1,296,093     1,928,930
                                                                         -----------    ----------
          Net cash provided by operating activities                          851,849       743,334
                                                                         -----------    ----------
Cash flows from investing activities - additions to property,
  plant and equipment                                                       (173,416)     (161,543)
                                                                         -----------    ----------
Cash flows from financing activities:
  Additions to capital leases                                                136,961       197,042
  Repayments of capital leases                                              (156,750)     (138,931)
                                                                         -----------    ----------
          Net cash used in financing activities                              (19,789)       58,111
                                                                         -----------    ----------
Net increase in cash                                                         658,644       639,902
Cash at beginning of period                                                  572,575     1,066,483
                                                                         -----------    ----------
Cash at end of period                                                    $ 1,231,219     1,706,385
                                                                         ===========    ==========
Supplemental cash flow information - interest paid                       $         -             -
                                                                         ===========    ==========

See accompanying notes to combined financial statements.

                              GERMAIN'S, INC. AND
                              W-L RESEARCH, INC.

                    Notes to Combined Financial Statements

                            June 30, 1996 and 1995

                                  (Unaudited)

(1) Presentation of Unaudited Combined Financial Statements
    -------------------------------------------------------

     The unaudited combined financial statements have been prepared in accordance with the rules of the Securities and Exchange Commission and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and accumulated deficit and cash flows, in conformity with generally accepted accounting principles. The information furnished, in the opinion of management reflects all adjustments (consisting primarily of normal recurring accruals) necessary to present fairly the financial position, results of operations and cash flows for the nine-month periods ended June 30, 1996 and 1995. The Companies' business is subject to wide seasonal fluctuations and, therefore, the results of operations are not necessarily indicative of results which may be expected for any other interim period or for the year as a whole.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AGRIBIOTECH, INC.
                                            (Registrant)

Date: August 10, 1998                       By: /s/ Henry A. Ingalls
                                                --------------------------
                                                Henry A. Ingalls
                                                Vice President/CFO